UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      MARCH 25, 2004
                                                     ---------------------------

                            THE PENN TRAFFIC COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


              001-9930                                 25-0716800
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       (Commission File Number)               (IRS Employer Identification No.)


      1200 STATE FAIR BOULEVARD
          SYRACUSE, NEW YORK                           13221-4737
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 (Address of Principal Executive Offices)              (Zip Code)


                                 (315) 453-7284
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   CHANGES IN  REGISTRANT'S CERTIFYING ACCOUNTANT

            (a) On March 25, 2004, PricewaterhouseCoopers LLP ("PWC") informed The Penn Traffic Company (the "Company") that PWC declined to stand for election as the Company's independent registered public accounting firm.

            The latest publicly filed audited financial statements of the Company were for the year ended February 2, 2002. The reports of PWC on the Company's consolidated financial statements for the years ended February 2, 2002 and February 3, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. In addition, in connection with its audits of the Company's consolidated financial statements for the years ended February 2, 2002 and February 3, 2001, and through March 25, 2004, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports for such years.

            The Company has provided PWC with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that PWC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this Current Report on Form 8-K in response to this Item 4.01(a) and, if not, stating the respects in which it does not agree. A copy of the letter provided by PWC, dated November 24, 2004, is attached to this Current Report on Form 8-K as an exhibit.

            (b) On July 19, 2004, upon the recommendation of the audit committee of the Company's Board of Directors, the full Board approved the retention of Deloitte & Touche LLP ("DT") as the Company's independent registered public accounting firm for each of the three fiscal years in the period ending January 29, 2005. The Company subsequently retained DT to serve as its independent registered public accounting firm, subject to the Company obtaining approval by the U.S. Bankruptcy Court for the Southern District of New York. On November 18, 2004, the Bankruptcy Court approved the retention of DT.

            During the fiscal years ended February 3, 2001 and February 2, 2002, and through the date of DT's retention, the Company did not consult DT regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that DT concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing and financial reporting issue, or (ii) any matter that was the subject of a disagreement (as defined in paragraph (a)(1)(iv) and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (c) The following is attached as an exhibit to this Current Report on Form 8-K:


EXHIBIT     DESCRIPTION
-------     -----------

16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated November 24, 2004.

                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                              THE PENN TRAFFIC COMPANY



                                              By:  /s/ Francis D. Price, Jr.
                                                   ----------------------------
                                                   Name:  Francis D. Price, Jr.
                                                   Title: Vice President

Dated:  November 24, 2004

                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION
-------           -----------

16.1 Letter from PricewaterhouseCooper LLP to the Securities and Exchange Commission dated November 24, 2004.